UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2021

ZEDGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37782	26-3199071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1178 Broadway, 3rd Floor, #1450, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 577-3424

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	ZDGE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 19, 2021, Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C. (“MHM”), Zedge Inc.’s (the “Company”) independent registered public accounting firm, informed the Company that it was declining to stand for reappointment to conduct the audit of the Company’s financial statements for fiscal 2022 (ending July 31, 2022). MHM has informed the Company that it will continue to perform services for the Company in connection with the fiscal quarter ended October 31, 2021.

The Company is actively engaged in discussions with several independent accounting firms and expects to engage a suitable replacement for MHM in a timely fashion. MHM has committed to fully cooperate with the replacement firm to ensure an orderly transition.

MHM’s reports on the Company’s consolidated financial statements as of, and for the fiscal years ended July 31, 2021 and 2020, dated November 9, 2021, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended July 31, 2021 and 2020, and the subsequent interim period through November 24, 2021, there were no disagreements between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for such periods.

During the fiscal years ended July 31, 2021 and 2020, and the subsequent interim period through November 24, 2021, there were no “reportable events”, as defined in Regulation S-K Item 304(a)(1)(v), except as previously disclosed in the Company’s Form 10-K for the fiscal year ended July 31, 2021 (the “Form 10-K”), MHM identified a material weakness in internal controls in connection with management’s review controls related to the valuation allowance against deferred tax assets disclosed in the Form 10-K. The Company is taking steps to remediate that material weakness.

The Company has provided MHM with a copy of the above disclosures and requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from MHM is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
16.1	Letter from Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., dated November 26, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEDGE, INC.

By:	/s/ Jonathan Reich
Name:	Jonathan Reich
Title:	Chief Executive Officer

Dated: November 26, 2021

EXHIBIT INDEX

Exhibit Number	Document
16.1	Letter from Mayer Hoffman McCann CPAs, the New York Practice of Mayer Hoffman McCann P.C., dated November 26, 2021.

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